UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 15, 2010

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The disclosures in Item 2.06 of this Form 8-K are incorporated by reference into this Item 1.01 by reference.

Item 2.05  Costs Associated with Exit or Disposal Activities.

The disclosures in Item 2.06 of this Form 8-K are incorporated by reference into this Item 2.05 by reference.

Item 2.06  Material Impairments.

On September 15, 2010, NutraPhoenix, LLC, a wholly owned subsidiary of NutraCea, sold its real property with all improvements thereon located at 4502 W. Monterosa Street in Phoenix, Arizona to David Turner International, LLC for $4,500,000.  The sale was made in accordance with NutraCea’s pending plan of reorganization, as amended,  filed on August 10, 2010 in the United States Bankruptcy Court for the District of Arizona in the proceeding titled In re:  NutraCea., Case No. 2:09-bk-28817-CGC.  NutraCea intends to use the proceeds from the sale to (1) pay in full all amounts owed under the Senior Secured Super-Priority Debtor-In Possession Credit and Security Agreement with Wells Fargo Bank, N.A. totaling approximately $1.8 million, (2) pay in full the amounts owed for all mechanic’s liens secured by the property, closing costs and property taxes totaling approximately $1.4 million, and (3) provide funding for NutraCea's exit from bankruptcy and reduce unsecured creditor obligations collectively totaling approximately $1.3 million.

The Company will record in the fourth quarter of 2009 approximately $7.9 million in non-cash charges for impairment relating to the property.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding estimated impairment charges.  Actual events or results may differ materially from those contained in the forward-looking statements. Please refer to the documents the Company files with the Securities and Exchange Commission, including without limitation Forms 10-K, 10-Q and 8-K.   These documents contain and identify important factors that could cause the actual results for the Company on a consolidated basis to differ materially from those contained in our forward-looking statements (see Risk Factors). Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Unless required by law, we do not intend to update any of the forward-looking statements after the date of this report to conform to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: September 16, 2010	By:	/s/ Jerry Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)